Schedule 14A

            Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934

     Filed by Registrant                          [X]
     Filed by a Party other than the Registrant   [ ]

     Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ]  Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
     [ ]  Definitive Proxy Statement
     [X]  Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       PHILLIPS PETROLEUM COMPANY
            ------------------------------------------------
            (Name of Registrant as Specified In Its Charter)


            ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check appropriate box):
     [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
            or Item 22(a)(2) of Schedule 14A.
     [ ]  $500 per each party to the controversy pursuant to Exchange Act
            Rule 14a-6(i)(3).
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
            1) Title of each class of securities to which transaction
               applies:

               -------------------------------------------------
            2) Aggregate number of securities to which transaction applies:

               -------------------------------------------------
            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -------------------------------------------------
            4) Proposed maximum aggregate value of transaction:

               -------------------------------------------------
            5) Total fee paid:

               -------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1) Amount Previously Paid:

               -----------------------------
            2) Form, Schedule or Registration Statement No.:

               -----------------------------
            3) Filing Party:

               -----------------------------
            4) Date Filed:

               -----------------------------

                                                        Definitive Copy A

                            PHILLIPS' Shield


PROXY                                                            PROXY

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                      PHILLIPS PETROLEUM COMPANY

                      Annual Meeting May 13, 1996


The undersigned hereby appoints W. ALLEN, D. BOREN and K. TURNER as proxy holders with power of substitution, or, if all do not act on a matter, those who do act, to vote all stock which the undersigned could vote at the Company's annual stockholders' meeting to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 13, 1996, at 10 a.m., and at any adjournment thereof, in the manner stated herein as to the following matters and in their discretion on any other matters that come before the meeting, all as described in the Notice and Proxy Statement.


                 This Proxy is Continued on the Reverse Side
             Please Sign on the Reverse Side and Return Promptly

                          ^FOLD AND DETACH HERE^

This Proxy will be voted or not voted as you direct below. In the absence of such direction, it will be voted FOR Directors, and FOR Proposal 1.

                                           Please mark    ---
                                          your votes as  | X |
                                          indicated in    ---
                                          this example



Company recommends a vote FOR: ELECTION OF DIRECTORS: Nominees: W. Allen,
N. Augustine, G. Beitzel, D. Boren, C. Bowerman, R. Chappell, Jr.,
L. Eagleburger, J. Edwards, L. Horner, J. Mulva, R. Tobias, V. Tschinkel, and K. Turner.

   VOTE FOR          VOTE WITHHELD       *To withhold authority to vote for
   all nominees      from all nominees    any nominee write that nominee's
   listed above*     listed above         name on the space below.
     __                 __
    |__|               |__|               ---------------------------------





Company recommends a vote FOR:
Proposal 1 to approve the
designation of the independent
auditors, Ernst & Young LLP.

 FOR       AGAINST      ABSTAIN
 __          __           __
|__|        |__|         |__|

                                                                    __
                                              I PLAN TO ATTEND THE |__|
                                                 ANNUAL MEETING



Please mark, date, sign and return this proxy card promptly. To vote in accordance with the Company's recommendations no boxes need be checked.


Dated:______________________, 1996

__________________________________

__________________________________

  Signature(s) of Stockholder(s)

Your signature(s) on this proxy form should be exactly the same as the name(s) imprinted hereon. Persons signing as executors, administrators, trustees, or in similar capabilities, should so indicate.


                        ^FOLD AND DETACH HERE^

                                                      Definitive Copy B


                                                         THRIFT/LTSSP

                    Vanguard Fiduciary Trust Company
                            P.O. Box 2900
                      Valley Forge, PA  19482

              IMPORTANT THRIFT/LTSSP VOTING INSTRUCTIONS

We at Vanguard are pleased to be the Trustee for the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") and the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP"). As you will notice, the voting direction forms enclosed are different than you have received in the past. They were changed to automate handling and processing of the forms.

This package contains your confidential voting direction forms to instruct the Trustee of the Thrift Plan and LTSSP how to vote shares of Phillips Petroleum Company common stock described on the enclosed forms. The voting will take place at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 13, 1996 at 10:00 a.m.

Also enclosed is the Company's Notice and Proxy Statement for the 1996 Annual Meeting. The Company's 1995 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.


PLEASE FOLLOW THE INSTRUCTIONS LISTED BELOW CAREFULLY.

NOTE:   Only the voting form(s) that apply to you are enclosed.

Step 1 Complete the voting directions on the back of the form(s) enclosed if you wish to direct the Trustee to vote shares representing your interest in the Thrift Plan and/or LTSSP. The approximate number of equivalent shares in your account as of the February 1996 valuation date is indicated on the card.

Step 2  If you were an employee on the Voting Determination Date
        (February 15, 1996) and if you wish to vote your pro rata portion of the unallocated LTSSP shares and the non-directed allocated shares in LTSSP and in the Thrift Plan as a fiduciary, complete the fiduciary voting directions on the back of the form(s) enclosed.

Step 3 Date and sign the front of all form(s). Your signature should be exactly the same as the name printed on the left side of the form(s).

Step 4  Fold and detach at each perforation.

Step 5 Enclose the form(s) in the postage prepaid return envelope to Vanguard Fiduciary Trust Company. The form(s) must be mailed in advance so that the Trustee will receive them by May 6, 1996 or your instructions for voting will not be counted. DO NOT RETURN THIS FORM TO PHILLIPS PETROLEUM COMPANY.


YOUR VOTING DIRECTIONS ARE IMPORTANT.  THE THRIFT PLAN AND LTSSP
PARTICIPANTS WHO DIRECT THE TRUSTEE HOW TO VOTE SHARES HELD BY THESE PLANS HAVE AN IMPORTANT VOICE IN MATTERS WHICH AFFECT PHILLIPS PETROLEUM COMPANY.

                                                     Definitive Copy C

                THRIFT PLAN OF PHILLIPS PETROLEUM COMPANY


                                  THRIFT


    PLEASE COMPLETE BOTH SIDES OF VOTING DIRECTION FORM(S) BELOW


 .....(Please fold and detach card at perforation before mailing).....


              THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 13, 1996


        I, the undersigned, hereby direct that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this form) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma on May 13, 1996, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this form as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        If Vanguard Fiduciary Trust Company does not receive this form by May 6, 1996, if you do not fill in any boxes on the back of this form or if you return this form unsigned, any shares in Funds B and C of the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

                   IN ORDER FOR YOUR VOTING DIRECTIONS TO COUNT, THIS FORM MUST BE RECEIVED BY THE TRUSTEE BY MAY 6, 1996.

                   PLEASE DATE AND SIGN BELOW AND SEAL IN THE ENCLOSED ENVELOPE TO BE RETURNED TO THE TRUSTEE.

                   Date____________________________

                         Your signature should be exactly the same
                            as the name imprinted at the left.
                   _________________________________________________
                  |                                                 |
                  |_________________________________________________|

                  Signature

                  PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND
                  AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

 ......(Please fold and detach card at perforation before mailing)......


              THRIFT PLAN CONFIDENTIAL FIDUCIARY VOTING DIRECTIONS Phillips Petroleum Company Annual Meeting of Stockholders May 13, 1996


        I, the undersigned, hereby direct that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this form) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma on May 13, 1996, at 10:00 a.m. and any adjournment thereof, in the manner indicated on the back of this form as to the matters shown and at its discretion as to any other matters that come before the meeting all as described in the Notice and Proxy Statement.
        I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the Thrift Plan that I become a fiduciary of the Thrift Plan for voting such shares; that I must act in the best interests of all participants of the Thrift Plan when giving directions for voting shares not representing my part of the Thrift plan; that I have read and understand my duties as a fiduciary as they are described on page 18 of the Thrift Summary Plan Description/Prospectus dated July 1, 1993 as amended July 1, 1994 and November 15, 1995; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this voting direction form.

                   IN ORDER FOR YOUR VOTING DIRECTIONS TO COUNT, THIS FORM MUST BE RECEIVED BY THE TRUSTEE BY MAY 6, 1996.

                   PLEASE DATE AND SIGN BELOW AND SEAL IN THE ENCLOSED ENVELOPE TO BE RETURNED TO THE TRUSTEE.

                   Date____________________________

                         Your signature should be exactly the same
                            as the name imprinted at the left.
                   _________________________________________________
                  |                                                 |
                  |_________________________________________________|

                  Signature

                  PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND
                  AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

                 THRIFT PLAN OF PHILLIPS PETROLEUM COMPANY

                                 THRIFT


      PLEASE COMPLETE BOTH SIDES OF VOTING DIRECTION FORM(S) BELOW


 .....(Please fold and detach card at perforation before mailing)......


I DIRECT THAT SHARES REPRESENTING MY PART OF THE THRIFT PLAN BE VOTED BY THE TRUSTEE AS FOLLOWS:

        (Do not fill in more than one box on any matter)

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. |||




Company recommends a vote FOR:             VOTE FOR       VOTE WITHHELD
                                         all nominees        from all
                                        listed at left*      nominees
                                                          listed at left
                                            __                 __
                                           |__|               |__|

ELECTION OF DIRECTORS:  Nominees:  W. Allen, N. Augustine, G. Beitzel,
D. Boren, C. Bowerman, R. Chappell, Jr., L. Eagleburger, J. Edwards,
L. Horner, J. Mulva, R. Tobias, V. Tschinkel and K. Turner.

*To withhold authority to vote for any nominee, write the nominee's name in the space below.

 ____________________________________________________________




Company recommends a vote FOR:
                                   FOR         AGAINST        ABSTAIN
                                   __             __             __
                                  |__|           |__|           |__|

Proposal 1 to approve designation of independent auditors, Ernst & Young LLP.

 ......(Please fold and detach card at perforation before mailing).....


I DIRECT THAT MY PRO RATA PORTION OF ALL SHARES OF STOCK REPRESENTING THE INTEREST OF THRIFT PLAN PARTICIPANTS WHO FAIL TO GIVE VOTING
DIRECTIONS BE VOTED BY THE TRUSTEE AS FOLLOWS:

        (Do not fill in more than one box on any matter)

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. |||




Company recommends a vote FOR:             VOTE FOR       VOTE WITHHELD
                                         all nominees        from all
                                        listed at left*      nominees
                                                          listed at left
                                            __                 __
                                           |__|               |__|

ELECTION OF DIRECTORS:  Nominees:  W. Allen, N. Augustine, G. Beitzel,
D. Boren, C. Bowerman, R. Chappell, Jr., L. Eagleburger, J. Edwards,
L. Horner, J. Mulva, R. Tobias, V. Tschinkel and K. Turner.

*To withhold authority to vote for any nominee, write the nominee's name in the space below.

 ____________________________________________________________




Company recommends a vote FOR:
                                   FOR         AGAINST        ABSTAIN
                                   __             __             __
                                  |__|           |__|           |__|

Proposal 1 to approve designation of independent auditors, Ernst & Young LLP.

                                                     Definitive Copy D


        LONG-TERM STOCK SAVINGS PLAN OF PHILLIPS PETROLEUM COMPANY

                                 LTSSP

       PLEASE COMPLETE BOTH SIDES OF VOTING DIRECTION FORM(S) BELOW


 ......(Please fold and detach card at perforation before mailing)......


                 LTSSP CONFIDENTIAL VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 13, 1996

        I, the undersigned, hereby direct that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this form) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma on May 13, 1996, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this form as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.
        If Vanguard Fiduciary Trust Company does not receive this form by May 6, 1996, if you do not fill in any boxes on the back of this form or if you return this form unsigned, any shares in the LTSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

                   IN ORDER FOR YOUR VOTING DIRECTIONS TO COUNT, THIS FORM MUST BE RECEIVED BY THE TRUSTEE BY MAY 6, 1996.

                   PLEASE DATE AND SIGN BELOW AND SEAL IN THE ENCLOSED ENVELOPE TO BE RETURNED TO THE TRUSTEE.

                   Date____________________________

                         Your signature should be exactly the same
                            as the name imprinted at the left.
                   _________________________________________________
                  |                                                 |
                  |_________________________________________________|

                  Signature

                  PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND
                  AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.


 ........(Please fold and detach card at perforation before mailing).....


              LTSSP CONFIDENTIAL FIDUCIARY VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 13, 1996

        I, the undersigned, hereby direct that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this form) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma on May 13, 1996, at 10:00 a.m. and any adjournment thereof, in the manner indicated on the back of this form as to the matters shown and at its discretion as to any other matters that come before the meeting all as described in the Notice and Proxy Statement.
        I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the LTSSP that I become a fiduciary of the LTSSP for voting such shares; that I must act in the best interests of all participants of the LTSSP when giving directions for voting shares not representing my part of the LTSSP; that I have read and understand my duties as a fiduciary as they are described on pages 9 and 10 of the LTSSP Summary Plan Description/Prospectus dated July 1, 1994 as amended July 1, 1995; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this voting direction form.

                   IN ORDER FOR YOUR VOTING DIRECTIONS TO COUNT, THIS FORM MUST BE RECEIVED BY THE TRUSTEE BY MAY 6, 1996.

                   PLEASE DATE AND SIGN BELOW AND SEAL IN THE ENCLOSED ENVELOPE TO BE RETURNED TO THE TRUSTEE.

                   Date____________________________

                         Your signature should be exactly the same
                            as the name imprinted at the left.
                   _________________________________________________
                  |                                                 |
                  |_________________________________________________|

                  Signature

                  PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND
                  AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

        LONG-TERM STOCK SAVINGS PLAN OF PHILLIPS PETROLEUM COMPANY

                                  LTSSP

      PLEASE COMPLETE BOTH SIDES OF VOTING DIRECTION FORM(S) BELOW



 .......(Please fold and detach card at perforation before mailing)......



I DIRECT THAT SHARES REPRESENTING MY PART OF THE LTSSP BE VOTED BY THE TRUSTEE AS FOLLOWS:

        (Do not fill in more than one box on any matter)

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. |||




Company recommends a vote FOR:             VOTE FOR       VOTE WITHHELD
                                         all nominees        from all
                                        listed at left*      nominees
                                                          listed at left
                                            __                 __
                                           |__|               |__|

ELECTION OF DIRECTORS:  Nominees:  W. Allen, N. Augustine, G. Beitzel,
D. Boren, C. Bowerman, R. Chappell, Jr., L. Eagleburger, J. Edwards,
L. Horner, J. Mulva, R. Tobias, V. Tschinkel and K. Turner.

*To withhold authority to vote for any nominee, write the nominee's name in the space below.

 ____________________________________________________________




Company recommends a vote FOR:
                                   FOR         AGAINST        ABSTAIN
                                   __             __             __
                                  |__|           |__|           |__|

Proposal 1 to approve designation of independent auditors, Ernst & Young LLP.



 .......(Please fold and detach card at perforation before mailing).....


I DIRECT THAT MY PRO RATA PORTION OF (1) ALL UNALLOCATED SHARES OF STOCK IN FUND L AND (2) ALL SHARES OF STOCK REPRESENTING THE INTERESTS OF LTSSP PARTICIPANTS WHO FAIL TO GIVE VOTING DIRECTIONS BE VOTED BY THE TRUSTEE AS FOLLOWS:

        (Do not fill in more than one box on any matter)

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. |||




Company recommends a vote FOR:             VOTE FOR       VOTE WITHHELD
                                         all nominees        from all
                                        listed at left*      nominees
                                                          listed at left
                                            __                 __
                                           |__|               |__|

ELECTION OF DIRECTORS:  Nominees:  W. Allen, N. Augustine, G. Beitzel,
D. Boren, C. Bowerman, R. Chappell, Jr., L. Eagleburger, J. Edwards,
L. Horner, J. Mulva, R. Tobias, V. Tschinkel and K. Turner.

*To withhold authority to vote for any nominee, write the nominee's name in the space below.

 ____________________________________________________________




Company recommends a vote FOR:
                                   FOR         AGAINST        ABSTAIN
                                   __             __             __
                                  |__|           |__|           |__|

Proposal 1 to approve designation of independent auditors, Ernst & Young LLP.

                                                      Definitive Copy E


                                                                 RSP

                       Vanguard Fiduciary Trust Company
                                P.O. Box 2900

                          Valley Forge, PA  19482

                      IMPORTANT RSP VOTING INSTRUCTIONS

We at Vanguard are pleased to be the Trustee for the Retirement Savings Plan of Phillips Petroleum Company ("RSP"). As you will notice, the voting direction form below is different than you have received in the past. It was changed to automate handling and processing of the forms.

This package contains your confidential voting direction form to instruct the Trustee of the RSP how to vote shares of Phillips Petroleum Company common stock described on the back of the form below representing your interest in the RSP. The voting will take place at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 13, 1996 at 10:00 a.m.

Also enclosed is the Company's Notice and Proxy Statement for the 1996 Annual Meeting. The Company's 1995 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.


PLEASE FOLLOW THE INSTRUCTIONS LISTED BELOW CAREFULLY.

Step 1 Complete the voting directions on the back of the form below if you wish to direct the Trustee to vote shares representing your interest in the RSP.

Step 2 Date and sign the front of the voting direction form. Your signature should be exactly the same as the name printed on the left side of the form.

Step 3  Fold and detach at the perforation.

Step 4 Enclose the green form in the postage prepaid return envelope to Vanguard Fiduciary Trust Company. This form must be mailed in advance so that the Trustee will receive it by May 6, 1996 or your directions for voting will not be counted. DO NOT RETURN THIS FORM TO PHILLIPS PETROLEUM COMPANY.

YOUR VOTING DIRECTIONS ARE IMPORTANT. RSP PARTICIPANTS WHO DIRECT THE TRUSTEE HOW TO VOTE SHARES HELD BY THIS PLAN HAVE AN IMPORTANT VOICE IN MATTERS WHICH AFFECT PHILLIPS PETROLEUM COMPANY.

    (PLEASE COMPLETE BOTH SIDES OF THE VOTING DIRECTION FORM BELOW)

       Please fold and detach card at perforation before mailing
 .........................................................................


                  RSP CONFIDENTIAL VOTING DIRECTIONS
     Phillips Petroleum Company Annual Meeting of Stockholders
                            May 13, 1996


        I, the undersigned, hereby direct that Vanguard Fiduciary Trust Company, Trustee of the Retirement Savings Plan of Phillips Petroleum Company ("RSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this form) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma on May 13, 1996, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this form as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.
        If Vanguard Fiduciary Trust Company does not receive this form by May 6, 1996, if you do not fill in any boxes, or if you return this form unsigned, any shares representing your part of the Retirement Savings Plan will be voted by the Trustee at the Trustee's discretion.

                     IN ORDER FOR YOUR VOTING DIRECTIONS TO COUNT, THIS FORM MUST BE RECEIVED BY THE TRUSTEE BY MAY 6, 1996.

                     PLEASE DATE AND SIGN BELOW AND SEAL IN THE ENCLOSED ENVELOPE TO BE RETURNED TO THE TRUSTEE.

                     Date______________________________

                         Your signature should be exactly the same
                           as the name imprinted at the left.
                     ________________________________________________
                    |                                                |
                    |________________________________________________|

                    Signature


                    PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

      Please fold and detach card at perforation before mailing
 .........................................................................


I DIRECT THAT SHARES REPRESENTING MY PART OF THE RSP BE VOTED BY THE TRUSTEE AS FOLLOWS:

        (Do not fill in more than one box on any matter)

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. |||




Company recommends a vote FOR:             VOTE FOR       VOTE WITHHELD
                                         all nominees        from all
                                        listed at left*      nominees
                                                          listed at left
                                            __                 __
                                           |__|               |__|

ELECTION OF DIRECTORS:  Nominees:  W. Allen, N. Augustine, G. Beitzel,
D. Boren, C. Bowerman, R. Chappell, Jr., L. Eagleburger, J. Edwards,
L. Horner, J. Mulva, R. Tobias, V. Tschinkel and K. Turner.

*To withhold authority to vote for any nominee, write the nominee's name in the space below.

 ____________________________________________________________




Company recommends a vote FOR:
                                   FOR         AGAINST        ABSTAIN
                                   __             __             __
                                  |__|           |__|           |__|

Proposal 1 to approve designation of independent auditors, Ernst & Young LLP.

                                                 Definitive Copy F



 Phillips'         PHILLIPS PETROLEUM COMPANY
 Shield            BARTLESVILLE, OKLAHOMA  74004     918 661-6600


                              March 29, 1996


To: Phillips Domestic Employees


On December 14, 1995, the new Compensation and Benefits Arrangements Stock Trust ("CBT") was established for the Company to use in its sole discretion to meet its obligations with respect to various compensation and benefits arrangements. The CBT holds 29.2 million shares of the Company's common stock. The Trustee for the new CBT is Vanguard Fiduciary Trust Company ("Trustee").

Under the terms of the CBT, the Trustee is required to seek voting instructions for the CBT shares from domestic and certain foreign employees of the Company and subsidiaries who participate in Company stock-related benefit plans and arrangements.

Enclosed is the voting direction card. If you choose to exercise this opportunity to vote, your vote will be given equal weight to that of all employees who elect to vote, and those directions will govern the Trustee's vote of approximately 95% of the 29.2 million shares. The remaining CBT shares will be voted by foreign employees under similar arrangements.

This 29.2 million shares in the CBT represent approximately 10% of the shares of Phillips stock eligible to be voted at the 1996 Annual Meeting. These shares combined with the approximately 18% stock ownership held by the Thrift Plan of Phillips Petroleum Company and the Long-Term Stock Saving Plan of Phillips Petroleum Company give employees a strong voice in the direction of the Company.


                              Phillips Petroleum Company

                                                    Definitive Copy G


                                                               CBT

                 Vanguard Fiduciary Trust Company
                         P.O. Box 2900
                     Valley Forge, PA  19482

           IMPORTANT CBT DOMESTIC VOTING INSTRUCTIONS

We at Vanguard are pleased to be the Trustee for the new Phillips
Petroleum Company Compensation and Benefits Arrangement Stock Trust
("CBT").

This package contains your confidential voting direction form to instruct the Trustee of the CBT how to vote shares of Phillips Petroleum Company common stock described on the back of the form below. The voting will take place at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 13, 1996 at 10:00 a.m.

Also enclosed is the Company's Notice and Proxy Statement for the 1996 Annual Meeting. The Company's 1995 Annual Report was mailed to you separately prior to the Proxy Statement mailing. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.


PLEASE FOLLOW THE INSTRUCTIONS LISTED BELOW CAREFULLY.

Step 1 If you wish to direct the Trustee to vote your allocated portion of the CBT shares as a Directing Fiduciary, complete the back of the form below. Your allocated portion will consist of the Domestic portion of the shares held in the Trust, equally divided among those employees who elect to vote. The Domestic portion of the shares will be calculated by taking the total shares held by the Trust and subtracting the International shares

Step 2 Date and sign the front of the CBT voting direction form. Your signature should be exactly the same as the name printed on the left side of the form.

Step 3  Fold and detach at the perforation.

Step 4 Enclose the blue form in the postage prepaid return envelope to Vanguard Fiduciary Trust Company. This form must be mailed in advance so that the Trustee will receive it by May 10, 1996 or your directions for voting will not be counted. DO NOT RETURN THIS FORM TO PHILLIPS PETROLEUM COMPANY.


YOUR VOTING DIRECTIONS ARE IMPORTANT. EMPLOYEES WHO DIRECT THE CBT TRUSTEE HOW TO VOTE SHARES HELD BY THIS TRUST HAVE AN IMPORTANT VOICE IN MATTERS WHICH AFFECT PHILLIPS PETROLEUM COMPANY.


   (PLEASE COMPLETE BOTH SIDES OF THE VOTING DIRECTION FORM BELOW)

      Please fold and detach card at perforation before mailing

 .......................................................................

           CBT DOMESTIC CONFIDENTIAL VOTING DIRECTIONS
Phillips Petroleum Company Annual Meeting of Stockholders May 13, 1996 COMPLETE THE INFORMATION BELOW TO VOTE DOMESTIC SHARES AS A DIRECTING FIDUCIARY.
        I, the undersigned, hereby direct that Vanguard Fiduciary Trust Company, Trustee of the Phillips Petroleum Company Compensation and Benefits Arrangement Stock Trust ("CBT") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this form) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville Oklahoma on May 13, 1996, at 10:00 a.m. and any adjournment thereof, in the manner indicated on the back of this form as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.
        I understand that by electing to direct the Trustee's vote of domestic shares held in the CBT, that I become a directing fiduciary of the CBT for voting such shares; and that I may decline to accept the responsibility of a directing fiduciary as to such shares by NOT
completing or returning this voting direction form.   If Vanguard
Fiduciary Trust Company does not receive this form by May 10, 1996, if you do not fill in any boxes or if you return this form unsigned, any shares in the CBT that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.


                  IN ORDER FOR YOUR VOTING DIRECTIONS TO COUNT, THIS FORM MUST BE RECEIVED BY THE TRUSTEE BY MAY 10, 1996.

                  PLEASE DATE AND SIGN BELOW AND SEAL IN THE ENCLOSED ENVELOPE TO BE RETURNED TO THE TRUSTEE.

                  Date
                      ------------------------------
                      Your signature should be exactly the same
                         as the name imprinted at the left.
                   ------------------------------------------------
                  |                                                |
                  |                                                |
                   ------------------------------------------------
                  Signature

                  PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND
                  AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

      Please fold and detach card at perforation before mailing
 ........................................................................


I DIRECT THAT MY ALLOCATED PORTION OF DOMESTIC SHARES HELD IN THE CBT WHICH INCLUDES SHARES REPRESENTING THE INTERESTS OF EMPLOYEES WHO FAIL TO GIVE VOTING DIRECTIONS BE VOTED BY THE TRUSTEE AS FOLLOWS:

        (Do not fill in more than one box on any matter)

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. |||




Company recommends a vote FOR:             VOTE FOR       VOTE WITHHELD
                                         all nominees        from all
                                        listed at left*      nominees
                                                          listed at left
                                            __                 __
                                           |__|               |__|

ELECTION OF DIRECTORS:  Nominees:  W. Allen, N. Augustine, G. Beitzel,
D. Boren, C. Bowerman, R. Chappell, Jr., L. Eagleburger, J. Edwards,
L. Horner, J. Mulva, R. Tobias, V. Tschinkel and K. Turner.

*To withhold authority to vote for any nominee, write the nominee's name in the space below.

 ____________________________________________________________




Company recommends a vote FOR:
                                   FOR         AGAINST        ABSTAIN
                                   __             __             __
                                  |__|           |__|           |__|

Proposal 1 to approve designation of independent auditors, Ernst & Young LLP.

                                                     Definitive Copy H

ENGLISH VERSION OF NORWEGIAN LETTER
-----------------------------------


     Hill Samuel (Channel Islands) Trust Company Ltd





Date   :    29 March 1996

To     :    Participants in the Phillips Petroleum Company Overseas
            Stock Savings Plan (Norway)



Dear Participant

In the attached Report and Accounts you will find a notice to Shareholders convening the Annual General Meeting to be held on Monday 13th May 1996 and a proxy statement. Your attention is drawn to the fact that it is the Trustee of the Stock Savings Plan who is the registered holder of the shares and who, therefore, has the right to attend the Meeting.

However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting in the event of there being a poll of members. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-addressed envelope to reach the Trustee by no later than 2:00 p.m. on Friday 3rd May 1996.

As you will see the attached documentation is in English. Should you require any help in understanding the documentation, please do not hesitate to contact your Employee Relations Department.


Yours faithfully




HILL SAMUEL (CHANNEL ISLANDS) TRUST COMPANY LIMITED

                                                       Definitive Copy I



                  THE PHILLIPS PETROLEUM COMPANY OVERSEAS
                       STOCK SAVINGS PLAN (NORWAY)

                         VOTING INSTRUCTION FORM
     Should you wish to vote, please complete and return this entire form.








-------------------------------------------------------------------------

I, the undersigned being a participant in the Plan hereby instruct Hill Samuel (Channel Islands) Trust Company Limited (the Trustee of the Plan) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at the 1996 Annual Meeting of Stockholders to be held on Monday 13th May 1996 or at any adjournment thereof.

PLEASE INDICATE WITH AN "X" IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

          ELECTION OF DIRECTORS:  Nominees: W. Allen, N. Augustine,
          G. Beitzel, D. Boren, C. Bowerman, R. Chappell, Jr.,
          L. Eagleburger, J. Edwards, L. Horner, J. Mulva, R. Tobias,
          V. Tschinkel and K. Turner.
 __
|__|      VOTE FOR all nominees listed above*
 __
|__|      VOTE WITHHELD from all nominees listed above

*To withhold authority to vote for any nominee write the nominee's name in the space below.

-------------------------------------------------------------------------


The Company recommends a vote FOR:

PROPOSAL 1:    To approve designation of the independent auditors, Ernst
               & Young L.L.P.:
                    __                __                __
               FOR |__|      AGAINST |__|      ABSTAIN |__|




NAME (in block capitals please).........................................

SIGNATURE...............................................................

DATE.....................................................


NOTES:    1.   Full details of the items are contained in the enclosed
               Proxy Statement.
          2.   To be effective this form of direction must be mailed
               using the enclosed pre-paid envelope to reach the Trustee no later than 2 p.m. on Friday 3rd May 1996.
          3.   If the Trustee does not receive any voting direction from
               you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants.
               Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL IN NO CIRCUMSTANCES DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY OF ITS SUBSIDIARY COMPANIES.

                                                      Definitive Copy J

Noble Lowndes Settlement Trustees Limited





Reference:  AT/NH

Date:       29 March 1996




To: Participants in the Phillips Petroleum Company Europe - Africa Employee Share Allocation Scheme




Dear Participant,

In the attached Report and Accounts you will find a notice to Shareholders convening the Annual General Meeting to be held on Monday 13th May 1996 and a proxy statement. Your attention is drawn to the fact that it is the Trustee of the Share Allocation Scheme who is the registered holder of the shares and who, therefore, has the right to attend the Meeting.

However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting in the event of there being a poll of members. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-paid envelope, to reach the Trustee by not later than 2:00 p.m. on Friday 3rd May 1996.




Yours faithfully




NOBLE LOWNDES SETTLEMENT TRUSTEES LIMITED





PO Box No 144 Norfolk House Wellesley Road Croydon CR9 3EB
Tel 0181-686-2466
(Reg. Office) Reg. Number 576832

                                                      Definitive Copy K



              THE PHILLIPS PETROLEUM COMPANY EUROPE-AFRICA
                    EMPLOYEE SHARE ALLOCATION SCHEME

                        VOTING INSTRUCTION FORM
   Should you wish to vote, please complete and return this entire form.









-------------------------------------------------------------------------


I, the undersigned being a participant in the Scheme hereby instruct Noble Lowndes Settlement Trustees Limited (the Trustee of the Scheme and the SCP Plan Manager's Nominee) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at the 1996 Annual Meeting of Stockholders to be held on Monday 13th May 1996 or at any adjournment thereof.

PLEASE INDICATE WITH AN "X" IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

          ELECTION OF DIRECTORS:  Nominees: W. Allen, N. Augustine,
          G. Beitzel, D. Boren, C. Bowerman, R. Chappell, Jr.,
          L. Eagleburger, J. Edwards, L. Horner, J. Mulva, R. Tobias,
          V. Tschinkel and K. Turner.
 __
|__|      VOTE FOR all nominees listed above*
 __
|__|      VOTE WITHHELD from all nominees listed above

*To withhold authority to vote for any nominee write the nominee's name in the space below.

-------------------------------------------------------------------------


The Company recommends a vote FOR:

PROPOSAL 1:    To approve designation of the independent auditors, Ernst
               & Young L.L.P.:
                    __                __                __
               FOR |__|      AGAINST |__|      ABSTAIN |__|
 __
|__| If you are a member of the Phillips Petroleum Company Europe-Africa Employee SCP, please tick this box. We will arrange for the shares held on your behalf, in the SCP to be voted as indicated above.

NAME (in block capitals please).........................................

SIGNATURE...............................................................

DATE.....................................................


NOTES:    1.   Full details of the items are contained in the enclosed
               Proxy Statement.
          2.   To be effective this form of direction must be mailed
               using the enclosed pre-paid envelope to reach the Trustee no later than 2 p.m. on Friday 3rd May 1996.
          3.   If the Trustee does not receive any voting direction from
               you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants.
               Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL IN NO CIRCUMSTANCES DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY OF ITS SUBSIDIARY COMPANIES.

                                                     Definitive Copy L

                            TD Trust Company





Date:          29 March 1996




To: Participants in the Phillips Petroleum Resources, Ltd. Canada Region Employee Savings Plan



Dear Participant,

In the attached Report and Accounts you will find a notice to Shareholders convening the Annual General Meeting to be held on Monday 13th May 1996 and a proxy statement. Your attention is drawn to the fact that it is TD Trust Company, the Trustee of the Plan and the registered holder of the shares, who has the right to attend and vote at the Meeting.

However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting if there is a poll of members. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-paid envelope, to reach TD Trust Company by not later than 2:00 p.m. on Wednesday 1st May 1996.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.




Yours faithfully




TD TRUST COMPANY

                                                   Definitive Copy M


                   PHILLIPS PETROLEUM RESOURCES, LTD.
                  CANADA REGION EMPLOYEE SAVINGS PLAN


                      VOTING INSTRUCTION FORM
     Should you wish to vote, please complete and return this entire form.







 .........................................................................

I, the undersigned being a participant in the Plan hereby instruct TD Trust Company, the Trustee of the Plan, to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by it on my behalf at the 1996 Annual Meeting of Stockholders to be held on Monday 13th May 1996 or at any adjournment thereof as follows:

PLEASE INDICATE WITH AN "X" IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

          ELECTION OF DIRECTORS:  Nominees: W. Allen, N. Augustine,
          G. Beitzel, D. Boren, C. Bowerman, R. Chappell, Jr.,
          L. Eagleburger, J. Edwards, L. Horner, J. Mulva, R. Tobias,
          V. Tschinkel and K. Turner.
 __
|__|      VOTE FOR all nominees listed above*
 __
|__|      VOTE WITHHELD from all nominees listed above

*To withhold authority to vote for any nominee write the nominee's name in the space below.

-------------------------------------------------------------------------


The Company recommends a vote FOR:

PROPOSAL 1:    To approve designation of the independent auditors, Ernst
               & Young L.L.P.:
                    __                __                __
               FOR |__|      AGAINST |__|      ABSTAIN |__|




NAME (in block capitals please).........................................

SIGNATURE...............................................................

DATE.....................................................


NOTES:    1.   Full details of the items are contained in the enclosed
               Proxy Statement.
          2.   To be effective this form of direction must be mailed
               using the enclosed pre-paid envelope to reach the Trustee no later than 2 p.m. on Wednesday 1st May 1996.
          3.   If the Trustee does not receive any voting direction from
               you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants.
               Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL IN NO CIRCUMSTANCES DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY OF ITS SUBSIDIARY COMPANIES.